Contingent Liabilities	12 Months Ended
Jun. 30, 2020
Litigation and contingency
Contingent liabilities

40Contingent liabilities

40.1Litigation

Claimed compensation for lung diseases — Sasol Mining (Pty) Ltd

On 2 April 2015, 22 plaintiffs (at that time 1 current and 21 former employees) instituted action against Sasol Mining (Pty) Ltd at the High Court in Gauteng, South Africa, for allegedly having contracted lung diseases while working at its collieries. The plaintiffs inter alia allege that they were exposed to harmful quantities of coal dust while working underground for Sasol Mining and that the company failed to comply with various sections of the Mine Health and Safety Act, 1996. All of which the plaintiffs allege, increased the risk for workers to contract coal dust related lung diseases. This lawsuit is not a class action but rather 22 individual cases, each of which will be judged on its own merits. The plaintiffs seek compensation for damages relating to past and future medical costs and loss of income amounting to R82,5 million in total plus interest. Two plaintiffs have since passed away and their claims have been formally withdrawn. The total amount of the remaining claims is R67,2 million plus interest.

Sasol Mining is defending the claim. The merits of each single claim are not clear yet since Sasol is awaiting the plaintiffs’ response to Sasol’s request for further particulars. A date for a hearing has not been set yet. Therefore, it is not possible at this stage to make an estimate of the likelihood that the plaintiffs will succeed with their claim and if successful, what the quantum of damages would be that the court will award. Therefore, no provision has been raised at 30 June 2020.

Construction disputes — Fischer Tropsch Wax Expansion Project in Sasolburg (FTWEP)

After the conclusion of construction of FTWEP at the Sasol One site in Sasolburg, a number of contractual claims have been instituted by some contractors who were involved in the construction and project management relating to this project. Certain of these claims have already been resolved, either through settlement between the parties or through the contractual dispute resolution process. The Fluor SA (Pty) Ltd matter is still ongoing.

Fluor SA (Pty) Ltd — FTWEP

Fluor claimed a total amount of R485,7 million plus interest. This dispute turns on the nature and quantification of Fluor’s alleged entitlement to a change to the prices and completion dates for delayed access. In June 2015, Fluor referred the claim to adjudication. In September 2015, the adjudicator rejected Fluor’s entire claim. Thereafter, Fluor notified Sasol of its dissatisfaction with the outcome of the adjudication and Fluor’s intention to refer the matter to arbitration. The arbitration process commenced with Fluor filing its statement of claim during December 2016. Sasol filed two objections against the statement of claim which had the potential to dispose of the arbitration proceedings. The arbitrator, however, did not decide in favour of Sasol on the objection applications and dismissed the application with costs. The objections will still be raised as a special jurisdictional plea and will be filed with Sasol’s statement of defence during the arbitration process.

Fluor subsequently amended its claim, inter alia, by reducing the amount claimed from R485,7 million to R448 million excluding interest. On the 12th of March 2019 Fluor filed and served a further amendment to its statement of claim and an amended expert report in terms of which a further reduction in the quantum is being claimed. Fluor now claims an amount of R383,8 million (alternatively the amount of R406,6 million based on an alternative assessment of its claim). The amendment by Fluor resulted in the arbitration being postponed as Sasol’s experts will be required to deal with the revised expert report and we will be required to file an amendment to our statement of defence. The hearing of the matter was scheduled to commence in March 2020 however as a result of the filing of the expert reports and further assessment by the expert being required, the hearing was postponed until October 2020, with further reservation of dates for February 2021 should the hearing not be concluded during October 2020.

Sasol believes that Fluor’s original claim, including the amended claims are not justified. This view is supported by Sasol’s independent experts. Accordingly, no provision was recognised at 30 June 2020.

Dispute of dismissal during unprotected strike — Sasol Mining (Pty) Ltd

During 2009, the applicants in this matter were charged for participating in an unprotected sit-in, threatening and forcing others to participate in an unprotected strike and for assaulting or attempting to assault others and sitting in underground during an unprotected strike and subsequently dismissed. The applicants disputed their dismissal.

The Labour Court gave judgment in this matter on 19 September 2019 and ruled against Sasol Mining. It was directing the employer to reinstate the employees based on substantial unfairness and procedural fairness. Retrospective payment of remuneration was ordered in different categories, ranging from one to two years’ back-pay. The legal team and external counsel received a mandate from management to appeal the judgment and papers were filed on 11 October 2019 in this regard. No court date for the hearing of the appeal is available as yet. It is not possible at this stage to make any estimate of the likelihood that the appeal will succeed and what the quantum of damages would be, if any.

Dispute by Solidarity Trade Union relating to Sasol Khanyisa share scheme

Solidarity referred a dispute relating to the Sasol Khanyisa share scheme to the CCMA on 17 December 2017, whereafter conciliation proceedings commenced on 11 January 2018. On 5 February 2018, Sasol received a letter from Solidarity demanding a payment to their members (non-qualifying employees for Phase 2 of Khanyisa) equal to “the market value of the Sasol Khanyisa shares which qualifying employees will be entitled to within seven days after such entitlement (2028) or payment to each member of R500 000 by the end of December 2018.” A second referral to the CCMA was received on 8 March 2018, conciliation was attempted on two occasions, on 9 and 25 May 2018, but was unsuccessful and a certificate to this effect was issued on 14 June 2018. This would entitle Solidarity to conduct a lawful strike provided picketing rules are in place.

On 25 October 2018, Solidarity served Sasol with its referral of the dispute to the CCMA in terms which Solidarity seeks the dispute be conciliated as an unfair discrimination matter. If unsuccessfully conciliated by the CCMA, it will be referred to the Labour Court for adjudication. This process was originally proposed by Sasol, but unheeded by Solidarity. The matter was referred to the CCMA and was subsequently certified as unresolved in February 2019. On 6 May 2019, Sasol received Solidarity’s statement of claim filed with the Labour Court in Johannesburg. Sasol filed its replying documentation to Solidarity’s statement of claim on the last day of July 2019. Subsequently the Judge President of the Labour Court invited Sasol and three other respondents (PPC, ArcelorMittal and Minopex) in three other cases where Solidarity is the Applicant on similar grounds, to meet. The purpose of the meeting was to make attempts to consolidate the disputes and set a stated case (combined version setting out the dispute) to afford the court to save time by hearing similar matters simultaneously. The various legal teams gathered at a meeting during the first week of October 2019 and a draft Statement of Case was prepared. The Labour Court will hear the matter on 17 September 2020 in Johannesburg. No provision has been raised

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision and NERSA gas transmission tariff application (March 2013)

In October 2013, following the March 2013 decisions by the National Energy Regulator of South Africa (NERSA) (pursuant to the applications by Sasol Gas (Pty) Ltd), seven of the customers of Sasol Gas brought a legal review application requesting the setting aside of the Maximum Price Methodology used by NERSA in evaluating the Maximum Price Application by Sasol Gas as well as the Maximum Price decision and Gas Transmission Tariff decision.

The basis of the challenge to the NERSA priccision was the allegation that the methodology used by NERSA to determine its approval of the Maximum Gas Prices was unreasonable and irrational.

In October 2016, the dispute was taken to the High Court and after an appeal to the Supreme Court of Appeal (SCA) the matter ultimately concluded in the decision by the Constitutional Court handed down on 15 July 2019. The court upheld the appeal from the SCA on the Transmission Tariff decision, but dismissed the appeal on the Maximum Price decision.

In terms of the order, the NERSA Maximum Price decision of March 2013 has been set aside.

After the judgement, NERSA restarted the consultation process regarding the methodology to approve maximum gas prices. During November 2019 NERSA published a discussion paper regarding possible approaches that it may follow regarding a possible new methodology for the determination of Maximum Gas Prices. Sasol submitted a written submission to NERSA as part of this comment process. A Public Hearing, in which Sasol participated, was hosted by NERSA on 23 March 2020. After this public hearing NERSA adopted a new Maximum Price Methodology in April 2020. The new Maximum Price Methodology was published during June 2020 and as part of the transitional period leading up to the utilisation of the new Methodology by NERSA in considering Maximum Gas Price applications, NERSA is engaging with various stakeholders in the industry to clarify the intended application of the Methodology in such applications.

Sasol Gas is currently analysing the effect of the new methodology to determine an appropriate basis for the new Maximum Price Application (retrospective from March 2014) to be prepared and submitted in the latter part of calendar year 2020. This new Methodology adopted by NERSA was only published during June 2020 and NERSA anticipates a transitional period of between 3 and 6 months before fully implementing the methodology. In addition, the decision by the Constitutional Court expressly confirmed that the Methodology is only a guideline to be utilised by NERSA in its consideration of Maximum Gas Price applications. Therefore, all relevant facts and circumstances relating to the application by a particular licensee have to be considered by NERSA and not only the Methodology. For these reasons it is currently not determinable if the new Maximum Gas Price to be approved by NERSA will be lower than the actual price charged to the customers and whether any civil claims will be instituted by any affected customers and if instituted, whether such claims will indeed be upheld and lead to a liability on the part of Sasol Gas.

During June 2020, IGUA, an industry association whose members include a number of large gas customers, launched an application to review and overturn the November 2017 NERSA Maximum Gas Price decision approving Maximum Gas Prices for Sasol Gas. This NERSA decision approved maximum gas prices for Sasol Gas for the period 1 July 2017 up to 30 June 2020. Because the basis for this NERSA decision was similar to the previously overturned 2013 NERSA decision, both NERSA and Sasol Gas concluded that based on the merits of the matter, the application will in all probability not be capable of being opposed successfully. Accordingly, neither Sasol Gas nor NERSA will oppose the application.

Sasol Gas is currently engaging with NERSA to clarify intent of and data sources used in the Revised Maximum Gas Price methodology. On completion of these engagements Sasol Gas will develop a new (or possibly 2) new Maximum Price Application(s), which will be submitted to NERSA for approval. This approval process will include a public participation process prior to the approval of a Maximum Gas Price by NERSA. Once the NERSA decision has been taken, Sasol Gas will be in a position to definitively determine the quantum of any potential retrospective civil claims from customers. In parallel Sasol Gas is obtaining legal advice on the potential basis of such claims and how to deal with such claims to prepare for an eventuality where the new maximum prices are not higher than historical prices that were actually charged to customers.

Based on the above update and process still to be followed, there are numerous uncertainties surrounding the matter. Sasol Gas has a possible legal obligation to refund the affected customers if the new maximum gas price to be determined by NERSA is lower than the actual price charged, however the probability that a future liability will arise cannot be determined with certainty and neither can the amount be reliably estimated. Accordingly, no provision has been raised in respect of this matter as at 30 June 2020.

Securities class action against Sasol Limited and some of its current and former executive directors

A class action lawsuit was filed against Sasol Limited and several of its current and former officers in a Federal District Court in New York.

The lawsuit alleges that Sasol violated U.S. federal securities laws by allegedly making false or misleading public statements regarding the Lake Charles Chemicals Project (LCCP) between 2015 and 2020, specifically with respect to timing, costs, and control procedures.

Sasol disputes the allegations and is defending the lawsuit and retained Weil Gotshal & Manges as external counsel. The insurers have initially confirmed coverage within Sasol’s policy, subject to a deductible for an amount of costs.

40Contingent liabilities continued

40.1Litigation continued

An amended complaint was filed by the plaintiff on 4 June 2020. A key argument by the plaintiff is that Sasol allegedly received a non-negotiable “change order” for LCCP of US$11,7 billion from Fluor in February 2019 excluding a contingency. In its Motion to Dismiss the complaint which was filed on 2 July 2020, Sasol disputed the existence of such a change order and referred to the cost review which started in March 2019 and the announcement in August 2019 that the total indicated cost of LCCP is US$11 billion including a contingency. The cost estimate included engineering and construction cost estimates which were signed-off by Fluor and Technip. At this stage of the proceeding, no discovery of evidence and witness deposition will take place. The discovery phase will only start if the Motion to Dismiss is not granted.

The plaintiff has not specified any amount of damages to date. In the amended complaint, a compensatory claim for damages for the members of the class was left for the trial to be determined. Therefore, no potential loss can be reliably estimated at this stage. Consequently, no provision has been recognised at 30 June 2020. In this context, it is important to also note that Sasol’s Directors and Officers insurance has indicated coverage under the policy for this matter

Other litigation and tax matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the company does not believe that the outcome of any of these cases would have a material effect on the group’s financial results.

40.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

40.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2020 was R21 790 million compared to R18 742 million at 30 June 2019.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the group.